EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2012.

/s/ JAMES L. BARKSDALE
James L. Barksdale

STATE OF MISSISSIPPI

COUNTY OF HINDS

I, Meri Beth McDavid, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James L. Barksdale, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MERI BETH MCDAVID
Notary Public

My Commission Expires:

Feb. 3, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 2012.

/s/ JOHN A. EDWARDSON
John A. Edwardson

STATE OF ILLINOIS

COUNTY OF LAKE

I, Kathryn Osajda, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John A. Edwardson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHRYN OSAJDA
Notary Public

My Commission Expires:

01-06-14

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2012.

/s/ SHIRLEY ANN JACKSON
Shirley Ann Jackson

STATE OF NEW YORK

COUNTY OF RENSSELAER

I, Charles F. Carletta, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Shirley Ann Jackson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ CHARLES F. CARLETTA
Notary Public

My Commission Expires:

July 18, 2015

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of June, 2012.

/s/ STEVEN R. LORANGER
Steven R. Loranger

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Joyce J. Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Steven R. Loranger, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ JOYCE J. JONES
Notary Public

My Commission Expires:

January 12, 2013

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 2012.

/s/ GARY W. LOVEMAN
Gary W. Loveman

STATE OF NEVADA

COUNTY OF CLARK

I, Katherine Backer, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Gary W. Loveman, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHERINE BACKER
Notary Public

My Commission Expires:

March 31, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2012.

/s/ R. BRAD MARTIN
R. Brad Martin

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Judy C. Baird, a Notary Public in and for said County, in the aforesaid State, do hereby certify that R. Brad Martin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ JUDY C. BAIRD
Notary Public

My Commission Expires:

May 24, 2015

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of May, 2012.

/s/ JOSHUA COOPER RAMO
Joshua Cooper Ramo

STATE OF NEW YORK

COUNTY OF NEW YORK

I, Tara H. Butzbaugh, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua Cooper Ramo, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ TARA H. BUTZBAUGH
Notary Public

My Commission Expires:

December 2014

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 2012.

/s/ SUSAN C. SCHWAB
Susan C. Schwab

STATE OF NEW YORK

COUNTY OF NEW YORK

I, James Hennessey, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Susan C. Schwab, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ JAMES HENNESSEY
Notary Public

My Commission Expires:

April 26, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2012.

/s/ JOSHUA I. SMITH
Joshua I. Smith

STATE OF MARYLAND

COUNTY OF MONTGOMERY

I, Sherry L. Bukowski, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ SHERRY L. BUKOWSKI
Notary Public

My Commission Expires:

02/13/2015

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2012.

/s/ DAVID P. STEINER
David P. Steiner

STATE OF TEXAS

COUNTY OF HARRIS

I, Victoria Tarpey, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David P. Steiner, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ VICTORIA TARPEY
Notary Public

My Commission Expires:

August 21, 2014

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of June, 2012.

/s/ PAUL S. WALSH
Paul S. Walsh

UNITED KINGDOM OF GREAT BRITAIN

ENGLAND CITY OF LONDON

I, James Kerr Milligan, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

London, England, this 12th June 2012

/s/ JAMES KERR MILLIGAN
Notary Public

My Commission Expires:

with life

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal financial officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2012.

/s/ ALAN B. GRAF, JR.
Alan B. Graf, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARY T. BRITT
Notary Public

My Commission Expires:

2-13-2013

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal executive officer and a director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2012.

/s/ FREDERICK W. SMITH
Frederick W. Smith

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public

My Commission Expires:

9-18-2013

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal accounting officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2012.

/s/ JOHN L. MERINO
John L. Merino

STATE OF TENNESSEE

COUNTY OF SHELBY

I, JoAnn Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John L. Merino, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ JOANN JONES
Notary Public

My Commission Expires:

August 25, 2015